                                                                    EXHIBIT 99.1

                                    DRAFT OF
                           ADS LETTER OF TRANSMITTAL
                      TO TENDER AMERICAN DEPOSITARY SHARES
                                       OF

                                 CENTERPULSE AG
                  PURSUANT TO THE PROSPECTUS/OFFER TO EXCHANGE
                             DATED JUNE [--], 2003
                                       BY

                             ZIMMER HOLDINGS, INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       10:00 A.M., NEW YORK CITY TIME, 4:00 P.M., CENTRAL EUROPEAN TIME,
           ON [--], AUGUST [--], 2003, UNLESS THE OFFER IS EXTENDED.

                     U.S. Exchange Agent for the Offer is:

                          MELLON INVESTOR SERVICES LLC

                 By Mail:                   For ADS Notice of Guaranteed Delivery By            By Overnight Courier:
                                                    Facsimile Transmission:
       Mellon Investor Services LLC             (For Eligible Institutions Only)             Mellon Investor Services LLC
        Reorganization Department                        (201) 296-4293                       Reorganization Department
              P.O. Box 3301                                                                       85 Challenger Road
    South Hackensack, New Jersey 07606          Confirm Facsimile by Telephone:                   Mail Stop -- Reorg
                                                         (201) 296-4860                   Ridgefield Park, New Jersey 07660
                                                    (For Confirmation Only)
                                                            By Hand:
                                                   Reorganization Department
                                                    120 Broadway, 13th Floor
                                                    New York, New York 10271

     DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE U.S. EXCHANGE AGENT. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADRS (AS DEFINED BELOW) EVIDENCING ADSS (AS DEFINED BELOW) REPRESENTING CENTERPULSE REGISTERED SHARES. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING CENTERPULSE REGISTERED SHARES.

-------------------------------------------------------------------------------------------------
                    DESCRIPTION OF AMERICAN DEPOSITARY SHARES (ADSS) TENDERED
-------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     ADSS TENDERED
          (PLEASE FILL IN, IF BLANK)                    (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                         ADSS          NUMBER OF
                                                     CERTIFICATE      REPRESENTED         ADSS
                                                     NUMBER(S)*        THEREBY*        TENDERED**
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                     --------------------------------------------
                                                              Total ADSs
-------------------------------------------------------------------------------------------------

 *   Need not be completed by securityholders tendering by
     book-entry transfer.
 **  Unless otherwise indicated, it will be assumed that all ADSs represented by any certificate delivered to the  U.S.
     exchange agent are being tendered. See Instruction 4.
-----------------------------------------------------------------

     This ADS Letter of Transmittal is to be completed by holders of American depositary shares ("ADSs") of Centerpulse AG, a listed company incorporated in Switzerland ("Centerpulse"). American depositary receipts ("ADRs") representing Centerpulse ADSs are to be forwarded herewith unless an agent's message is utilized, then delivery of Centerpulse ADSs is to be made by book-entry transfer to the U.S. exchange agent's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE U.S. EXCHANGE AGENT.

     Holders whose Centerpulse ADSs are not immediately available or who cannot deliver their ADRs representing Centerpulse ADSs and all other documents required hereby to the U.S. exchange agent by the expiration date of the Offer (as defined below), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Centerpulse ADSs pursuant to the guaranteed delivery procedures set forth in the Prospectus. See Instruction
2. Under Swiss law, the Offer is subject to a "cooling-off" period of 10 Swiss trading days at the beginning of the Offer period during which tenders of Centerpulse ADSs will not be recognized as valid tenders under the Offer. Therefore, July [--], 2003 is the first date upon which tenders of Centerpulse ADSs will be recognized as valid tenders under the Offer.

     The Offer will contain a mix and match election feature (the "Mix and Match Election"), whereby holders of Centerpulse ADSs may elect to receive either more shares of common stock, par value $0.01 per share, of Zimmer Holdings, Inc., a Delaware corporation ("Zimmer"), or more cash than the standard entitlement of
0.368 of a share of Zimmer common stock and the U.S. dollar equivalent of CHF 12 in cash, without interest, per tendered Centerpulse ADS. However, this election will be available to holders of Centerpulse ADSs only to the extent that off-setting elections have been made by other tendering securityholders in the Offer or the concurrent exchange offer made by Zimmer for the bearer shares of InCentive Capital AG ("InCentive") to receive more shares of Zimmer common stock or more cash. To the extent that elections cannot be satisfied as a result of such off-setting elections, entitlements to shares of Zimmer common stock or cash in excess of the standard entitlement will be reduced on a pro rata basis. Once the share allocations have been determined, the cash element of the consideration will be reduced or increased (as the case may be) for each securityholder who has been allocated an increased or reduced number of shares of Zimmer common stock. All calculations will be made by reference to the number of acceptances and elections as of the last day of the subsequent offering period applicable to the Offer and, for the purposes of these calculations, the assumed value per share of Zimmer common stock shall be $48.28, the same as the closing price of a share of Zimmer common stock on May 19, 2003, the day immediately prior to the pre-announcement of the Offer and the Incentive exchange offer.

     For each Centerpulse ADS tendered, tendering Centerpulse ADS holders can elect from the following mix and match alternatives on the enclosed Mix and Match Election Form:

     - the standard entitlement set forth above;

     - as many shares of Zimmer common stock as possible; and

     - as much cash as possible.

     Tendering Centerpulse ADS holders who wish to make a Mix and Match Election may do so by submitting the Mix and Match Election Form attached hereto to the U.S. exchange agent prior to the expiration of the subsequent offering period applicable to the Offer. Tendering Centerpulse ADS holders who have not properly completed and submitted a Mix and Match Election Form prior to that time will receive the standard entitlement. Centerpulse ADS holders who make a Mix and Match Election will not be informed of the exact number of shares of Zimmer common stock or the amount of cash they will receive until settlement of the consideration under the Offer and the InCentive exchange offer.

IF YOUR ADRS REPRESENTING CENTERPULSE ADSS HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.

[ ] CHECK HERE IF CENTERPULSE ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S. EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

                                                  Name of Tendering Institution:
    ----------------------------------------------------------------------------

                                    Account No. at The Depository Trust Company:
                            ------------------------------- Transaction Code No.
                                                         -----------------------

[ ] CHECK HERE IF CENTERPULSE ADSS ARE BEING DELIVERED PURSUANT TO AN ADS NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Tendering Securityholder(s):
    ----------------------------------------------------------------------------

     Date of Execution of ADS Notice of Guaranteed Delivery:
                ----------------------------------------------------------------

     Name of Institution which Guaranteed Delivery:
      --------------------------------------------------------------------------

     If Delivery is by Book-Entry Transfer:

       Name of Tendering Institution:
    ----------------------------------------------------------------------------

       Account No. at The Depository Trust Company:
        ------------------------------------------------------------------------

       Transaction Code No.:
    ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby delivers to Zimmer Holdings, Inc., a Delaware corporation ("Zimmer"), each of the above-described American depositary shares ("ADSs") of Centerpulse AG, a listed company incorporated in Switzerland ("Centerpulse"), in exchange for 0.368 of a share of Zimmer common stock, par value $0.01 per share, and the U.S. dollar equivalent of CHF 12 in cash, without interest, per tendered Centerpulse ADS, upon the terms and subject to the conditions set forth in the Offer to Exchange, dated June [--], 2003 (the "Prospectus"), and in this ADS Letter of Transmittal (which, together with the Prospectus, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with Zimmer's offer to acquire all outstanding Centerpulse registered shares, including registered shares represented by Centerpulse ADSs.

     The undersigned hereby instructs the U.S. exchange agent to accept the Offer on behalf of the undersigned with respect to the Centerpulse ADSs (which expression in this ADS Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Centerpulse registered shares represented thereby) delivered herewith.

     Subject to and effective upon acceptance of and payment for the Centerpulse registered shares underlying the Centerpulse ADSs delivered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Zimmer, all right, title and interest in and to all the Centerpulse registered shares tendered by the U.S. exchange agent on behalf of the undersigned in respect of the Centerpulse ADSs delivered hereby (and any and all other Centerpulse registered shares or other securities issued or issuable in respect thereof) and appoints Mellon Investor Services LLC as the U.S. exchange agent for the Offer, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the U.S. exchange agent is also acting as the agent of Zimmer in connection with the Offer, with respect to such Centerpulse registered shares, the Centerpulse ADSs (and all such other Centerpulse registered shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) have the American depositary receipts ("ADRs") evidencing the Centerpulse ADSs delivered to the U.S. exchange agent or, if tender is by book-entry transfer, transfer Centerpulse ADSs to the account of the U.S. exchange agent at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity to the U.S. exchange agent or upon the order of the U.S. exchange agent, in each case, acting upon the instruction of Zimmer, (b) surrender to the depositary of the Centerpulse ADS facility the ADRs evidencing Centerpulse ADSs or the book entry entitlement to Centerpulse ADSs and withdraw the relevant Centerpulse registered shares, (c) cause the depositary of the Centerpulse ADS facility to deliver the ADRs evidencing the Centerpulse registered shares underlying the Centerpulse ADSs (and all such other Centerpulse registered shares or securities), or transfer ownership of such Centerpulse registered shares underlying the Centerpulse ADSs (and all such other Centerpulse registered shares or securities) on the account books maintained with respect to the Centerpulse registered shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Zimmer, (d) deposit or cause to be deposited with the depositary of Zimmer all shares of Zimmer common stock received in consideration for the tender of the Centerpulse registered shares, (e) combine the undersigned's fractional entitlements to shares of Zimmer common stock with other fractional entitlements and sell them on the New York Stock Exchange and (f) receive all benefits and otherwise exercise all rights of beneficial ownership of such Centerpulse ADSs (and all such other Centerpulse registered shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each designee of Zimmer as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Centerpulse ADSs tendered hereby which have been accepted for payment by Zimmer prior to the time of any vote or other action (and any and all other Centerpulse registered shares or other securities or rights issued or issuable in respect of such ADSs) at any meeting of securityholders of Centerpulse, any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the Centerpulse registered shares represented by such Centerpulse ADSs by Zimmer in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Centerpulse ADSs (and all such other Centerpulse registered shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to tender, exchange, sell, assign, cancel and transfer the Centerpulse ADSs tendered hereby (and any and all other Centerpulse registered shares or other securities or rights issued or issuable in respect of such Centerpulse ADSs) and that when the same are accepted for payment by Zimmer, Zimmer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the U.S. exchange agent or Zimmer to be necessary or desirable to complete the sale, assignment and transfer and surrender and cancellation of the Centerpulse ADSs delivered hereby and the sale, assignment and transfer of the Centerpulse registered shares to be tendered to Zimmer as provided herein (and all such other Centerpulse registered shares or other securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the delivery of any Centerpulse ADSs to the U.S. exchange agent and the tender of the Centerpulse registered shares represented by such Centerpulse ADSs pursuant to any of the procedures described in the Prospectus and in the instructions hereto will constitute an agreement between the undersigned and Zimmer upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment/Issuance Instructions," in consideration for the Centerpulse ADSs tendered hereby, please issue a check (including any cash payments for the Centerpulse ADSs and cash in lieu of fractional shares of Zimmer common stock, if any) and one certificate evidencing the applicable number of shares of Zimmer common stock, and return any ADRs representing Centerpulse ADSs not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificate representing shares of Zimmer common stock and the check, and return any ADRs representing Centerpulse ADSs not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment/Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificate representing shares of Zimmer common stock and the check and/or return any ADRs representing Centerpulse ADSs not tendered or not purchased, in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment/Issuance Instructions," please credit any Centerpulse ADSs tendered by book-entry transfer that are not accepted for exchange or payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Zimmer has no obligation, pursuant to the "Special Payment/Issuance Instructions," to transfer any Centerpulse ADSs from the name of the registered holder(s) thereof if Zimmer does not accept for payment any of the Centerpulse ADSs so tendered.

     Holders of Centerpulse ADSs who validly accept the Offer may utilize a mix and match election feature (the "Mix and Match Election"), whereby they may elect to receive either more shares of Zimmer common stock or more cash than the standard entitlement. Holders of Centerpulse ADSs who wish to make such an election must complete the attached Mix and Match Election Form and return it to the U.S. exchange agent either at the time of the submission of this ADS Letter of Transmittal or at any time thereafter, but prior to the expiration of the subsequent offering period applicable to the Offer. For a valid Mix and Match Election to be made, the properly completed and duly executed Mix and Match Election Form must be received by the U.S. exchange agent prior to the expiration of the subsequent offering period applicable to the Offer. Any holder of Centerpulse ADSs who wishes to receive the standard entitlement need not submit or complete the Mix and Match Election Form. Holders of Centerpulse ADSs who do not properly complete and submit the Mix and Match Election Form to the U.S. exchange agent in a timely fashion will receive the standard entitlement of shares of Zimmer common stock and cash set forth in the Offer.

           ---------------------------------------------------------

                            SPECIAL PAYMENT/ISSUANCE
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if (i) the check and the shares of Zimmer common stock issued in the Offer are to be issued in the name of someone other than the undersigned, (ii) any ADR(s) representing Centerpulse ADSs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or (iii) if Centerpulse ADSs tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at the Book-Entry Transfer Facility other than designated above.

   Issue:  [ ] Check/Zimmer common stock
              certificates to:
          [ ] Centerpulse ADRs to:

   Name:
   --------------------------------------------------
                                    (Please Print)

   Address:
   ------------------------------------------------

   ---------------------------------------------------------
                                                           (Include Zip Code)

           ---------------------------------------------------------
                (Taxpayer Identification or Social Security No.
                           of the Person Named Above)
                           (See Substitute Form W-9)

   [ ] Credit Centerpulse ADSs delivered by book-entry transfer and not purchased to The Depository Trust Company to the account set forth below

           ---------------------------------------------------------
                 (Book-Entry Transfer Facility Account Number)

           ---------------------------------------------------------
           ---------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if (i) the check and the shares of Zimmer common stock or (ii) any ADR(s) representing Centerpulse ADSs with respect to Centerpulse registered shares not tendered or not accepted for payment as part of the Offer are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] Check/Zimmer common stock
              certificates to:
          [ ] Centerpulse ADRs to:

   Name:
   --------------------------------------------------
                                    (Please Print)

   Address:
   ------------------------------------------------

   ---------------------------------------------------------
                                                           (Include Zip Code)

           ---------------------------------------------------------
                (Taxpayer Identification or Social Security No.
                           of the Person Named Above)
                           (See Substitute Form W-9)

           ---------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on this ADS Letter of Transmittal must be guaranteed by a firm that is a commercial bank, savings and loan association or brokerage house which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless the Centerpulse ADSs tendered thereby are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Centerpulse ADSs) of Centerpulse ADSs who has not completed either the box labeled "Special Payment/Issuance Instructions" or the box labeled "Special Delivery Instructions" on the ADS Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the ADRs representing Centerpulse ADSs are registered in the name of a person or persons other than the signer of this ADS Letter of Transmittal, or if payment is to be made or delivered to, or Centerpulse ADSs not tendered or not purchased are to be issued or returned to, a person other than the registered owner or owners, then the tendered ADRs representing Centerpulse ADSs must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name or names of the registered owner or owners appear on the ADRs representing Centerpulse ADSs or stock powers, with the signatures on the Centerpulse ADSs or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 7.

     2. Delivery of ADS Letter of Transmittal and Centerpulse ADSs. This ADS Letter of Transmittal is to be used either if ADRs representing Centerpulse ADSs are to be forwarded herewith or, unless an agent's message is utilized, if the delivery of Centerpulse ADSs is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus. All physically delivered ADRs representing Centerpulse ADSs, or a confirmation of a book-entry transfer into the U.S. exchange agent's account of the Book-Entry Transfer Facility of all Centerpulse ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this ADS Letter of Transmittal, or an agent's message in the case of a book-entry delivery, must be received by the U.S. exchange agent at its address set forth on the front page of this ADS Letter of Transmittal by the expiration of the Offer. Under Swiss law, the Offer is subject to a "cooling-off" period of 10 Swiss trading days at the beginning of the Offer period during which tenders of Centerpulse ADSs will not be recognized as valid tenders under the Offer. Therefore, July [--], 2003 is the first date upon which tenders of Centerpulse ADSs will be recognized as valid tenders under the Offer. Securityholders who cannot deliver their Centerpulse ADSs and all other required documents to the U.S. exchange agent by the expiration of the Offer must tender their Centerpulse ADSs pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution;
(b) a properly completed and duly executed ADS Notice of Guaranteed Delivery, substantially in the form provided by Zimmer, must be received by the U.S. exchange agent prior to the expiration of the Offer; and (c) the ADRs representing Centerpulse ADSs for all tendered Centerpulse ADSs, in proper form for tender, or a confirmation of a book-entry transfer into the U.S. exchange agent's account at the Book-Entry Transfer Facility of all Centerpulse ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this ADS Letter of Transmittal must be received by the U.S. exchange agent within three New York Stock Exchange trading days after the date of execution of such ADS Notice of Guaranteed Delivery, all as provided in the Prospectus.

     THE METHOD OF DELIVERY OF THE ADRS REPRESENTING CENTERPULSE ADSS, THE ADS LETTER OF TRANSMITTAL, THE MIX AND MATCH ELECTION FORM AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER. CENTERPULSE ADSS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE U.S. EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY A CONFIRMATION OF A BOOK-ENTRY TRANSFER). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE RECEIPT BY THE U.S. EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE OFFER.

     No alternative, conditional or contingent tender will be accepted, and no fractional Centerpulse ADSs will be purchased. By executing this ADS Letter of Transmittal (or a manually signed facsimile thereof), the tendering securityholder waives any right to receive any notice of the acceptance for payment of the Centerpulse ADSs and the Centerpulse registered shares represented thereby.

     3. Inadequate Space. If the space provided herein is inadequate, the number of Centerpulse ADSs tendered and the Centerpulse ADR numbers should be listed on a separate schedule and attached hereto.

     4. Partial Tenders (not applicable to securityholders who tender by book-entry transfer). If fewer than all the Centerpulse ADSs represented by any ADR delivered to the U.S. exchange agent are to be tendered, fill in the number of Centerpulse ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such case, one new ADR evidencing the Centerpulse ADSs not tendered will be sent to the person(s) signing this ADS Letter of Transmittal unless otherwise provided in the appropriate box on this ADS Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Centerpulse ADSs represented by ADRs delivered to the U.S. exchange agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on ADS Letter of Transmittal; Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADRs representing the Centerpulse ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) without alteration, enlargement or any change whatsoever.

     If any of the ADRs representing Centerpulse ADSs tendered hereby are held of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

     If any of the Centerpulse ADSs tendered hereby are registered in different names on different ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs representing Centerpulse ADSs.

     If this ADS Letter of Transmittal is signed by the registered holder(s) of the Centerpulse ADSs tendered hereby, no endorsements of the ADR(s) or separate stock powers are required unless delivery of the consideration is to be made, or ADRs evidencing Centerpulse ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case ADRs evidencing such Centerpulse ADS tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such Centerpulse ADSs. Signatures on any such ADR or stock powers must be guaranteed by an Eligible Institution.

     If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the Centerpulse ADSs tendered hereby, the ADR evidencing the Centerpulse ADSs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such Centerpulse ADSs. Signature(s) on any such ADR(s) or stock powers must be guaranteed by an Eligible Institution.

     If this ADS Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Zimmer of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Zimmer will pay or reimburse any applicable Swiss federal securities transfer taxes with respect to the sale and transfer of any Centerpulse ADSs to it or its order pursuant to the Offer. If delivery of the consideration is to be made to, or the ADR(s) evidencing Centerpulse ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale and transfer of Centerpulse ADR(s) evidencing Centerpulse ADSs pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Payment/Issuance and Delivery Instruction. If the check and the certificate evidencing the applicable number of shares of Zimmer common stock received in exchange for the Centerpulse ADSs tendered hereby are to be issued, or any Centerpulse ADSs not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this ADS Letter of Transmittal or if the check and the certificate representing shares of Zimmer common stock or any ADRs representing Centerpulse ADSs not tendered or not purchased are to be mailed to someone other than the person(s) signing this ADS Letter of Transmittal or to the person(s) signing this ADS Letter of Transmittal at an address other than that shown above, the appropriate boxes on this ADS Letter of Transmittal should be completed. Securityholders tendering Centerpulse ADSs by book-entry transfer may request that Centerpulse ADSs not purchased be credited to such account at the Book-Entry Transfer Facility as such securityholder may designate under "Special Payment/Issuance Instructions." If no such instructions are given, any such Centerpulse ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus and this ADS Letter of Transmittal may be obtained from the information agent or the dealer manager at their respective addresses or telephone numbers set forth below.

     9. Lost, Destroyed or Stolen Certificates. If any ADRs representing Centerpulse ADSs have been lost, destroyed, mutilated or stolen, the securityholder should promptly notify Deutsche Bank, Centerpulse's U.S. depositary, by calling Deutsche Bank ADR Shareholder Services at 1-866-249-2593, for instructions as to the procedures for replacing such certificates.

     10. Mix and Match Election. Holders of Centerpulse ADSs who validly accept the Offer prior to the expiration of the subsequent offering period applicable to the Offer may utilize the Mix and Match Election whereby they may elect to receive either more shares of Zimmer common stock or more cash than the standard entitlement. To utilize the Mix and Match Election you must complete and return the Mix and Match Election Form attached to this ADS Letter of Transmittal to the U.S. exchange agent either at the time of your submission of your ADS Letter of Transmittal, or at any time thereafter, but prior to the expiration of the subsequent offering period applicable to the Offer. The Mix and Match Election Form must be signed by the person who signed the ADS Letter of Transmittal tendering ADRs representing Centerpulse ADSs. If Centerpulse ADSs are tendered by transfer to the U.S. exchange agent's account at the Book-Entry Transfer Facility, then the Mix and Match Election Form must be delivered to the book-entry confirmation facilities at the Book-Entry Transfer Facility, together with an agent's message, prior to expiration of the subsequent offering period applicable to the Offer.

     11. Fractional Entitlements. No certificates evidencing less than one share of Zimmer common stock will be issued to holders of Centerpulse ADSs. Fractional entitlements to shares of Zimmer common stock will be aggregated by the U.S. exchange agent and subsequently sold on the New York Stock Exchange, and the net proceeds of the sale will be paid to such holders entitled thereto.

     IMPORTANT: IN ORDER TO TENDER YOUR CENTERPULSE ADSS IN THE OFFER, THIS ADS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH ADRS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR AN ADS NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE U.S. EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE OFFER.

                           IMPORTANT TAX INFORMATION

     Under current U.S. federal income tax law, the U.S. exchange agent may be required to withhold a portion of any payments made to certain securityholders or other payees pursuant to the Offer. To avoid such backup withholding, each tendering securityholder and other payee must provide the U.S. exchange agent with its correct taxpayer identification number and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9. In general, for an individual, the taxpayer identification number is such individual's Social Security number. If the U.S. exchange agent is not provided with the correct taxpayer identification number, the securityholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"), and any reportable payments to such person may be subject to 28% backup withholding. Such reportable payments generally will be subject to information reporting, even if the U.S. exchange agent is provided with a taxpayer identification number. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Centerpulse ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain persons (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. Exempt persons should indicate their exempt status on Substitute Form W-9. To satisfy the U.S. exchange agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person's exempt status. Such Forms can be obtained from the information agent.

     A person's failure to complete the Substitute Form W-9 will not, by itself, cause Centerpulse ADSs to be deemed invalidly tendered, but may require the U.S. exchange agent to withhold a portion of any payments made to such person pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is furnished to the IRS.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                   SIGN HERE

                      (Complete Substitute Form W-9 below)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Name(s)
--------------------------------------------------------------------------------
        (please print)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
        (please print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number
             -------------------------------------------------------------------
                                             (See Substitute Form W-9)

Dated ------------------------------ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADR(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by ADRs and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Signatures Guaranteed by an Eligible Institution:

Authorized signature(s)
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
      (please print)

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated ------------------------------ , 2003

-----------------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: MELLON INVESTOR SERVICES LLC
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE  Form W-9                 PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE    TIN:
                                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                                             ---------------------------------
                                                                                             Social Security Number
                                                                                             or
                                                                                             Employer Identification
                                                                                             Number
                                      -------------------------------------------------------------------------------------------
                                      PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
PAYOR'S REQUEST FOR TAXPAYER          Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
IDENTIFICATION NUMBER ("TIN")         instructed therein.
AND CERTIFICATION
                                      ----------------------------------------------------------------------------------------
                                      PART III -- Certification -- Under penalties of perjury, I certify that:
                                      (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that
                                          I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                      (3) I am a U.S. person (including a U.S. resident alien); and
                                      (4) All information provided in this form is true, correct and complete.
                                      -------------------------------------------------------------------------------------------
                                       SIGNATURE: ----------------------------------------------   DATE: ------------------
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

 SIGNATURE:
 ----------------------------------------------------------------------   DATE:
 -------------------------
--------------------------------------------------------------------------------

     You may direct questions and requests for assistance to the information agent or the dealer manager for the Offer at their respective telephone numbers and addresses set forth below. You may obtain additional copies of the Prospectus, this ADS Letter of Transmittal, the ADS Notice of Guaranteed Delivery, the Mix and Match Election Form and other Offer materials from the information agent as set forth below and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                               Information Agent:

                       [INNISFREE M&A INCORPORATED LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                 Banks and brokers call collect: (212) 750-5833

         All others call toll free in the United States: (877) 750-5836

                                Dealer Manager:

                         CREDIT SUISSE FIRST BOSTON LLC

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                  Call toll free (in the U.S.): (800) 881-8320

                          MIX AND MATCH ELECTION FORM

COMPLETE THIS FORM IF YOU WISH TO ELECT TO RECEIVE EITHER MORE SHARES OF ZIMMER COMMON STOCK OR MORE CASH THAN THE STANDARD ENTITLEMENT. THIS FORM CANNOT BE USED TO TENDER YOUR CENTERPULSE ADSS. CENTERPULSE ADSS MAY ONLY BE TENDERED PURSUANT TO A VALID ADS LETTER OF TRANSMITTAL.


 1    CENTERPULSE ADSS -- TOTAL NUMBER OF ADSS                       BOX 1
      Total number of Centerpulse ADSs for which you accept(ed)
      the Offer:
      The ADS related Letter of Transmittal:
      [ ]  has been previously submitted
      [ ]  is submitted together with this form

 2    CENTERPULSE ADSS -- ELECTIONS                                  BOX 2A
      Number of Centerpulse ADSs for which you would like to
      receive the standard entitlement of 0.368 of a share of
      Zimmer common stock and the U.S. dollar equivalent of CHF 12 in cash, without interest, per tendered Centerpulse ADS.

                                                                     BOX 2B
      Number of Centerpulse ADSs for which you would like to make a Mix and Match Election. You must also complete Box 3A and/or Box 3B if you make this election.

      Note: The total number of Centerpulse ADSs in Box 2A and Box
      2B must equal the number of Centerpulse ADSs in Box 1.

 3    CENTERPULSE ADSS -- MIX AND MATCH ELECTION                     BOX 3A
      Number of Centerpulse ADSs for which you would like to
      receive the maximum number of shares of Zimmer common stock possible.

                                                                     BOX 3B
      Number of Centerpulse ADSs for which you would like to receive the maximum amount of cash possible.

      Note: The total number of Centerpulse ADSs in Box 3A and Box
      3B must equal the number of Centerpulse ADSs in Box 2B.

[ ]   CHECK HERE IF CENTERPULSE ADSS WERE DELIVERED PURSUANT TO AN ADS LETTER OF TRANSMITTAL
      SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
      Name(s) of Tendering Securityholder(s):
      -----------------------------------------------------------------------------
      Date of Delivery of ADS Letter of Transmittal:
      ----------------------------------------------------------------------
      Name of Institution:
      ---------------------------------------------------------------------------------------

[ ]   CHECK HERE IF CENTERPULSE ADSS WERE DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S.
      EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
      FOLLOWING:
      Name of Tendering Institution:
      ---------------------------------------------------------------------------------------
      Account No. at The Depository Trust Company:
      ---------------------------------------------------------------------
      Transaction Code No.:
      ---------------------------------------------------------------------------------------

THIS FORM MUST BE USED TO EXERCISE THE MIX AND MATCH ELECTION. DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH IN THE ADS LETTER OF TRANSMITTAL OR ON THE REVERSE SIDE OF THIS FORM, DOES NOT CONSTITUTE A VALID DELIVERY OF THE MIX AND MATCH ELECTION FORM TO THE U.S. EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED ON THE REVERSE SIDE OF THIS FORM. PLEASE READ
     THE INSTRUCTIONS CONTAINED IN THE ADS LETTER OF TRANSMITTAL CAREFULLY.

                                   SIGN HERE

--------------------------------------------------------------------------------
    Signature(s) of Owner(s) Exactly as it Appears on the ADRs Representing
                                Centerpulse ADSs

Name(s)
--------------------------------------------------------------------------------
           (please print)
Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
           (please print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)
Area Code and Telephone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number
-------------------------------------------------------------------------
                                            (See Substitute Form W-9)
Dated
------------------------ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADR(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by ADRs and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
          (SEE INSTRUCTIONS 1 AND 5 OF THE ADS LETTER OF TRANSMITTAL)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.
Signatures Guaranteed by an Eligible Institution:
---------------------------------------------------------------------------
Authorized signature(s)
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
        (please print)
Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                              (Include Zip Code)
Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated
------------------------ , 2003

THIS MIX AND MATCH ELECTION FORM MUST BE DELIVERED TO MELLON INVESTOR SERVICES LLC, REORGANIZATION DEPARTMENT, BY MAIL TO P.O. BOX 3301, SOUTH HACKENSACK, NEW JERSEY 07606, BY OVERNIGHT COURIER TO 85 CHALLENGER ROAD, MAIL STOP -- REORG, RIDGEFIELD PARK, NEW JERSEY 07660 OR BY HAND TO 120 BROADWAY, 13TH FLOOR, NEW YORK, NEW YORK 10271.